ALLSTATE FINANCIAL CORPORATION

          PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING

                                NOVEMBER 18, 1997


    The undersigned, having received the Notice of Annual Meeting, Proxy Statement and Annual Report of Allstate Financial Corporation for the year ended December 31, 1996, hereby appoint(s) Craig Fishman, Eugene Haskin and Leon
Fishman and each of them, with full power of substitution, proxies of the undersigned to vote as directed below all shares of the undersigned in Allstate Financial Corporation at the Annual Meeting of Shareholders to be held on November 18, 1997 and at any adjournments thereof.

1.  Election of Directors                      Withhold Authority
                                                    to Vote
                              For Nominee         For Nominee

         Craig Fishman        ___________         _____________

         Eugene Haskin        ___________         _____________

         Leon Fishman         ___________         _____________

         James C. Spector     ___________         _____________

         Alan L. Freeman      ___________         _____________

         David M. Campbell    ___________         _____________

         William H. Savage    ___________         _____________

         Edward A. McNally    ___________         _____________

         Lawrence Vecker      ___________         _____________

         Lindsay B. Trittipoe ___________         _____________

2. In their discretion, the proxies are authorized to vote upon matters not known to the Board of Directors as of the date of the accompanying proxy statement, and to vote for any nominee of the Board whose nomination results from the inability of any of the above named nominee to serve.

         UNLESS OTHERWISE INDICATED IN THE BLANKS PROVIDED, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                           (Continued from other side)


Please sign exactly as name appears below.

                                     DATED ____________, 1997




                                     ______________________________________
                                                  Signature

                                     ______________________________________
                                          Signature if held jointly


                                     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.




PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.

                         ALLSTATE FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



    The Annual Meeting of Shareholders of Allstate Financial Corporation will be held at the Sheraton National Hotel, 900 South Orme Street, Arlington, Virginia 22204, on November 18, 1997, at 11:00 A.M., for the following purpose:

         1. To elect ten Directors for terms which will expire at the Annual Meeting of Shareholders to be held in 1998.

         2. To transact such other business as may properly come before the meeting.



October 17, 1997

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         Lawrence M. Winkler
                                         Secretary

                                         ____________________________________


PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


A proxy card and postage free envelope are enclosed.

ALLSTATE FINANCIAL CORPORATION                                 October 17, 1997
2700 SOUTH QUINCY STREET
ARLINGTON, VIRGINIA  22206


                                 PROXY STATEMENT

                                  INTRODUCTION


         The enclosed proxy is solicited by the Board of Directors of Allstate Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 11:00 A.M., at the Sheraton National Hotel, 900 South Orme Street, Arlington, Virginia 22204 on November 18, 1997, and at any adjournment thereof (the "Annual Meeting"). This proxy is first being sent to shareholders on October 17, 1997.

         At the Annual Meeting, shareholders will be asked to consider and vote upon one proposal: the election of ten directors to serve until the 1998 Annual Meeting of Shareholders (the "Proposal").

         In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. None of these persons will receive compensation but will be reimbursed for actual expenses in connection therewith. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries and other nominees in forwarding proxy material, will be borne by the Company.


                                VOTING OF PROXIES

         Each holder of the Company's common stock is entitled to vote in person or by proxy for each share held of record on the record date, October 10, 1997, on all matters to be voted upon at the Annual Meeting. As of the record date, the Company had 2,317,919 shares of common stock outstanding, each of which shares is entitled to one vote.

If a proxy in the accompanying form is properly executed and returned to the Company in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR the Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

         Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the Annual Meeting. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. The approval of the Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Accordingly, abstentions and broker non-votes will have the effect of withholding authority to vote for the Proposal.

         A shareholder who executes the enclosed proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company or oral notice to the presiding officer at the Annual Meeting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 10, 1997, the amount of common stock of the Company beneficially owned: (i) by each person known to the Company to be the beneficial owner of more than 5% of the aggregate shares of the Company's outstanding common stock, (ii) each of the named executive officers in the Summary Compensation Table below, (iii) by each director of the Company, and (iv) all executive officers and directors as a group.

                                      Common Shares                 Percent of
Name and Address                   Beneficially Owned1                 Class

Leon Fishman
20191 E. Country Club Dr.
N. Miami Beach, FL  33180               253,750                       10.91%

Eugene Haskin
4000 Island Blvd.
N. Miami Beach, FL  37160               242,500                       10.45%

Lawrence M. Winkler
1300 Crystal Drive
Arlington, VA 22202                     11,717                         0.50%

James Spector
10580 SW 77 Terrace
Miami, FL 33173                          9,100                         0.39%

Peter Matthy
5812 Highland Drive
Chevy Chase, MD 70815                   13,667                         0.59%

Alan Freeman
20191 E. Country Club Dr.
Aventura, FL 33180                      10,000                         0.43%

                                     Common Shares                  Percent of
Name and Address                  Beneficially Owned1                  Class

Craig Fishman
2687 Hillsman Street
Falls Church, VA 22043                  17,300                        0.74%

David W. Campbell
6410 Nobel Rock Court
Clifton, VA 22024                       13,000                         0.56%

William H. Savage
314 Franklin Street
Alexandria, VA 22314                    17,000                         0.73%

Edward A. McNally
120-41 Prospect Street
Ridgefield, CT 06837                    11,000                         0.47%

Lawrence Vecker
1600 Parker Avenue
Fort Lee, NJ 07024                       7,000                         0.30%

Timothy G. Ewing
Value Partners, Ltd.
2200 Ross Avenue
Dallas, TX  75201                       661,835                       26.57%

Tweedy, Browne Company L.P.
52 Vanderbilt Avenue
New York, NY  10017                     165,100                        7.12%

Franklin Resources, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94403-7777                132,000                        5.69%

Richard A. Brasch
9313 Hamilton Drive
Fairfax, VA 22031                        4,177                         0.18%

Wade Hotsenpiller
329 Club View Drive
Great Falls, VA 22066                    3,300                         0.14%

Lindsay B. Trittipoe
Wheat First Securities
901 E. Byrd Street, 3rd Flr
Richmond, VA 23219                      71,289                         3.08%

For all Executive Officers and
Directors as a group (13 persons)       684,800                       26.43%





                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the number of directors shall be ten or such lesser number as the Board of Directors shall fix. The Board of Directors has fixed that number at ten. There is only one class of directors and they will all be candidates for election at the Annual Meeting.

         Directors of the Company are elected to serve until the next annual meeting of the shareholders of the Company and until their respective successors are elected and qualified.

         Listed below are the nominees who will be candidates for election to the Board of Directors at the Annual Meeting and the non-nominees who are executive officers of the Company:

                            Principal Occupation                  Director
Name                Age     And Other Directorships               Since
----------------    ---     -----------------------------         -----------

Craig Fishman       37     President   and   Chief   Executive        1995
                           Officer  (commencing July 1, 1996);
                           formerly Vice  President and Senior
                           Vice President  (April 1991 through
                           June 30, 1996) and formerly General
                           Counsel (February 1993 through June
                           30, 1996) of the Company. President
                           of   Lifetime   Options,   Inc.   a
                           wholly-owned   subsidiary   of  the
                           Company (commencing May 1994).

Leon Fishman        66     Vice Chairman  (commencing  July 1,        1982
                           1996); formerly President and Chief     (excluding
                           Executive  Officer  of the  Company        1995)
                           (May 1989 through June 30, 1996).

Eugene Haskin       68     Consultant     to    the    Company        1982
                           commencing August 1989 and Chairman
                           of the Board.

James C. Spector    63     Currently  Executive Vice President        1989
                           of Bank Atlantic,  Ft.  Lauderdale,
                           FL;  Consultant to the Company from
                           November  1, 1993 to July 5,  1996;
                           formerly  Executive  Vice President
                           of  the  Company   (February   1991
                           through October 1993).




Alan L. Freeman     56     Currently   Managing   Partner   of        1996
                           Freeman,   Buczyner   &  Gero   (an
                           accounting firm);  Formerly Partner
                           with Deloitte & Touche (1989-1991).

David W. Campbell   50     Formerly    President   and   Chief        1995
                           Operating  Officer and  Director of
                           Southern  Financial  Bancorp,  Inc.
                           and  Southern   Financial  Bank  in
                           Warrenton  Virginia  April  1996 to
                           June 1997;  formerly  President and
                           Chief    Executive    Officer    of
                           Ameribanc  Savings  Bank ("ASB") in
                           Annandale,   Virginia   (June  1990
                           through March 1995); prior to that,
                           Executive  Vice President and Chief
                           Operating   Officer  of  ASB  (1984
                           through   June   1990);   also,   a
                           director of ASB (1988 through March
                           1995);  served as a Trustee  of the
                           Ameribanc Investors Group from 1992
                           to March 1995.

                            Principal Occupation                  Director
Name                Age     And Other Directorships               Since
----------------    ---     -----------------------------         -----------

William H. Savage   65      Since  1990 has been  engaged  in a       1995
                            variety of  investment  ventures in
                            real   estate    development    and
                            banking;   currently   Chairman  of
                            Island  Preservation   Partnership,
                            developer of a 1,200 acre  private,
                            oceanfront retreat near Charleston,
                            S.C.;  President of Richards United
                            Corporation,    a    real    estate
                            investment    company    based   in
                            Alexandria,  Virginia, and Chairman
                            of Arbec Orchids Dominicana,  S.A.,
                            Santo    Domingo,    D.R.,    which
                            propagates  and  cultivates  orchid
                            plants for the U.S. market.

Edward A. McNally   54      Managing     Director,      Windham       1996
                            Partners,  LLC  (commencing  August
                            1996);  President,  McNally and Co.
                            (commencing      August      1995);
                            independent  management  consultant
                            (commencing  April 1991);  formerly
                            Senior  Vice  President,   National
                            Westminster  Bank USA (1983 through
                            1992).

Lawrence Vecker     68      Currently  Executive Vice President       1996
                            of North American  Capital Corp., a
                            New  York  based  private  merchant
                            bank;   formerly,   Executive  Vice
                            President  of  Congress   Financial
                            Corp.,  a subsidiary  of CoreStates
                            Financial Corp (1974 through 1995).

Lindsay Trittipoe   39      Currently Vice  President,  Capital       --
                            Markets  for  Wheat  First  Butcher
                            Singer  (commencing  August  1995);
                            formerly  Vice  President   Craigie
                            Incorporated   (November   1989  to
                            August 1995).

Lawrence M. Winkler 61      Secretary/Treasurer    and    Chief       --
                            Financial  Officer  of the  Company
                            since  1983;  served as a  director
                            from 1983 until November 1996.

Wade Hotsenpiller   56      Sr.   Vice   President   and  Chief       --
                            Operating    Officer    (commencing
                            December   19,   1996).   Formerly,
                            President  and Director  (June 1985
                            to July  1996) and Chief  Operating
                            Officer  (April  1984 to July 1996)
                            of Washington Federal Savings Bank,
                            Herndon, VA.

Peter Matthy        51      Joined the Company in April 1996 as       --
                            Executive  Vice President and Chief
                            Operating   Officer.   Mr.   Matthy
                            remains  the  Company's   Executive
                            Vice  President and has now assumed
                            the  responsibilities of nationwide
                            Director  of Sales  and  Marketing.
                            Prior to joining the  Company,  Mr.
                            Matthy was employed by IBJ Schroder
                            Bank & Trust  Company for 15 years,
                            as an Executive Vice President with
                            responsibilities   as  Director  of
                            Corporate  Banking, a Member of the
                            Management committee,  and Chairman
                            and Chief Executive  Officer of its
                            leasing subsidiary.

Richard A. Brasch   40      General   Counsel  of  the  Company       --
                            since  January  1996. He joined the
                            Company   in  1993   as   Associate
                            General  Counsel.  Prior to joining
                            the  Company,   Mr.  Brasch  was  a
                            partner/shareholder in the law firm
                            of Stearns Weaver Miller Alhadeff &
                            Sitterson,  P.A. in Miami, FL where
                            he worked  from 1985 to 1993 with a
                            concentration    in    representing
                            financial institutions.



         Mr. Leon Fishman is the father of Mr. Craig Fishman, President and Chief Executive Officer of the Company.

         On September 24, 1997, the Board of Directors asked Director Campbell to serve as the Chairman of the Board (replacing Eugene Haskin) effective at the meeting of the Board of Directors to be held immediately following the Annual Meeting. Director Campbell has agreed to serve as Chairman at the Board and a formal vote to appoint him Chairman will be taken at the November 18, 1997 meeting of the Board of Directors.


MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors established an Audit Committee in 1989. The Audit Committee currently consists of Messrs. C. Fishman,

Campbell, Freeman and Vecker. The committee met five times during the year ended December 31, 1996. The Audit Committee reviewed the audited results of operations for 1995, the unaudited results of operations for 1996 and the status of certain specific accounts.

         The Board established a Compensation Committee in 1992. The Compensation Committee currently consists of Messrs. Haskin, Spector, Savage and McNally. The Compensation Committee met four times in 1996. The committee reviewed executive compensation, employment contracts, other related compensation costs and made recommendations to the Board based on its reviews.

         The Board does not have a nominating committee. The functions of this committee are performed by the Board of Directors.

         During 1996 there were nine meetings of the Board of Directors. Each of the directors of the Company attended at least 75% of the meetings of the Board of Directors during 1996 and 75% of the meetings of any committees upon which he serves.

         On September 24, 1997, the Board of Directors approved the nomination of ten individuals to serve on the Board commencing November 18, 1997. Also on September 24, 1997, the Board of Directors approved the formation of an Executive Committee to be formally established at the meeting of the Board of Directors to be held immediately following the Annual Meeting. The members of the Executive Committee are expected to be Messrs. Campbell, McNally, Savage and
C. Fishman. The Executive Committee's function will be to make recommendations to the Board regarding strategic initiatives, assist and support management in implementing those initiatives and monitor management performance in general.

         Directors who are not officers of the Company receive a fee of $2,000 per board meeting attended in person, plus reimbursement for their expenses associated with attending those meetings. Directors who are not officers of the Company receive a fee of $500 per board or committee meeting attended by conference telephone call. In addition, commencing August, 1996 and continuing through December 31, 1997, directors who are not officers of the Company are granted 1,000 stock options per meeting attended at an exercise price equal to the greater of (i) $7.00/share and (ii) 110% of the fair market value per share of the Company's common stock on the date thereof. The options are exercisable until December 31, 1999. Directors who are officers of the Company receive no compensation on stock options for serving as directors, but are reimbursed for out-of-pocket expenses related to attending board or committee meetings.

EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company for the years ended December 31, 1996, 1995 and 1994 to or on behalf of the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose total compensation exceeded $100,000 for the year ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                   AWARDS -
                                                   Securities
Name and                                           Underlying    All Other
Principal Position       Year   Salary    Bonus    Options       Compensation(1)
--------------------------------------------------------------------------------

Craig Fishman            1996   $170,330  $  -0-   30,000        $3,000
President and Chief      1995   $161,177  $  -0-      -          $3,000
Executive Officer        1994   $126,405  $2,500      -          $2,578

Leon Fishman             1996   $295,009  $  -0-      -          $3,000
Director/Vice Chairman   1995   $377,885  $  -0-      -          $3,000
                         1994   $375,000  $  -0-      -          $3,000

Lawrence M. Winkler      1996   $169,450  $  -0-    20,000       $3,000
Secy/Treasurer &         1995   $154,732  $  -0-      -          $3,000
Chief Financial          1994   $143,533  $2,500      -          $2,889
Officer

Richard Brasch           1996   $109,328  $4,000    12,500       $2,567
General Counsel          1995   $132,023  $3,000       -         $2,640
                         1994   $110,533  $2,500       -         $2,211

_________________________________
1)       Represents contributions made by the Company to 401(k) plan.



OPTION GRANTS IN LAST FISCAL YEAR

                      Number of    Percent of
                      Securities   Total Options
                      Underlying   Granted to     Exercise
                      Options      Employees in   or Base    Expiration Date
      Name            Created      Fiscal Year    Price
-------------------   ----------   -------------  --------   ---------------
Craig Fishman .....   30,000        0.258         $   5.62       6/30/2001
Leon Fishman ......     --            --              --
Lawrence M. Winkler   20,000       17.2               5.62       6/30/2001
Richard A. Brasch .   12,500       10.8               5.62       6/30/2001



AGGREGATE OPTIONS/SARS EXERCISED IN LAST FISCAL YEAR AND F/Y END OPTION/SAR
VALUE

         All options granted and reported in this table were made pursuant to the 1990 Stock Option Plan and have the following material terms:

         Options may be either (i) "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 or (ii) nonqualified stock options; the per share exercise price of the Common Stock subject to an incentive stock option may not be less than the fair market value of the Common Stock on the date the option is granted. The aggregate fair market value (determined as of the date the option is granted) of the Common Stock that first becomes exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock options to him, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of the grant.

         Incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant except that incentive stock options issued to a 10% Stockholder are limited to five year terms.


         The Company is party to employment agreements with four executive officers of the Company. The following sets forth their principal terms.

         The Company is party to an employment agreement with Craig Fishman, the Company's President and Chief Executive Officer. The agreement provides that Mr. Fishman's current base salary shall be $210,000 and is subject to annual cost of living increases, but not less than 5% per annum. Any other increases in his salary are at the discretion of the Compensation Committee. The agreement contains confidentiality and non-compete provisions, obligates the Company to provide Mr. Fishman with the use of an automobile and requires the Company to include Mr. Fishman in any benefit plans generally made available to employees. The agreement was originally scheduled to expire by its terms on June 30, 1998 but has been extended to June 30, 1999. If Mr. Fishman dies or his employment is terminated (other than for cause) during the term of the agreement, the Company is obligated to pay him an amount equal to the lesser of (x) one year's compensation and (y) the compensation due for the then remainder of the agreement (but in no event less than six months compensation).

         The Company is party to an employment agreement with Lawrence M. Winkler, the Company's Secretary/Treasurer and Chief Financial Officer. The agreement provides that effective July 1, 1996, Mr. Winkler's current base salary is $160,775 with subsequent salary increases at the discretion of the Compensation Committee. The agreement contains confidentiality and non-compete provisions, obligates the Company to provide Mr. Winkler with the use of an automobile and requires the Company to include Mr. Winkler in any benefit plans generally made available to employees. The agreement expires by its terms on June 30, 1998. If Mr. Winkler dies or his employment is terminated (other than for cause) during the term of the agreement, the Company is obligated to pay him an amount equal to the lesser of (x) one year's compensation and (y) the compensation due for the then remainder of the agreement (but in no event less than six months compensation).

         The Company is currently party to an employment arrangement with Leon Fishman under which Mr. Fishman is to work Monday through Friday for 13 weeks during the six months ending December 31, 1997. His base salary is $75,000 and the Company is obligated to reimburse Mr. Fishman for travel and living expenses incurred by him in performing Company business. In addition to his base salary, Mr. Fishman is entitled to incentive-based compensation equal to 2% of the Company's consolidated total income for the second six months of 1997 (excluding non-core subsidiaries) in excess of $5,903,000. The agreement obligates the Company to provide Mr. Fishman with the use of an automobile and requires the Company to include Mr. Fishman in any benefit plans generally made available to employees. The agreement expires by its terms on December 31, 1997. Mr. Fishman is not entitled to a severance benefit upon his death or termination of employment.

         The Company is a party to a limited agreement with Richard A. Brasch, the Company's General Counsel. The agreement provides that if Mr. Brasch dies or his employment is terminated (other than for cause) during the term of the agreement, the Company is obligated to pay him an amount equal to six (6) months compensation. The agreement expires by its terms on June 30, 1998.


                               OTHER TRANSACTIONS

         Certain members of the immediate families of Eugene Haskin and Leon Fishman, directly or through trusts, have in the past provided financing to Lifetime Options through unsecured loans with interest payable monthly at an annual interest rate of 1% over the prime rate. One percent (1%) over the prime rate was the same rate paid by Lifetime Options to its unaffiliated bank lender.

         Rental payments of $24,000 were received by the Company in 1996, 1995 and 1994, from Leon Fishman, the Company's current Vice Chairman and former President, for the personal use of a condominium owned by a subsidiary of the Company.

         In connection with the issuance in 1995 of Convertible Subordinated Notes to Scoggin Capital Management, LP and its affiliates ("Scoggin"), Scoggin was given the right to nominate up to two members of the Company's Board of Directors (depending on their level of ownership of Company securities). Scoggin currently has the right to nominate two members of the Company's Board of Directors, but has waived that right for this Annual Meeting.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, the Company believes that during 1996 all filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with.


                                  OTHER MATTERS

         At this date, there are no other matters management intends to present or has reason to believe others will present to the Annual Meeting. If other matters now unknown to management come before the Annual Meeting, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by such proxy as to any such matters.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Company has selected the firm of Deloitte & Touche LLP to serve as the independent auditors for the Company for the current fiscal year. That firm has served in this capacity for the Company since 1988. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.




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                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the Proxy Statement relating to the 1998 Annual Meeting, any proposal by a record holder of common stock must be received by the Company at its principal offices in Arlington, Virginia on or before June 1, 1998. A proponent of such a proposal must comply with the proxy rules under the Securities Exchange Act of 1934, as amended.


                PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

October 17, 1997

                            BY ORDER OF THE BOARD OF DIRECTORS



                            Lawrence M. Winkler
                            Secretary


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